EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report (and to all references to our Firm), with respect to the financial statements and schedule of Crown Media, Inc. and its subsidiaries, included in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-95573), in this Registration Statement on Form S-8.


                                              /s/ Arthur Andersen LLP


Denver, Colorado


May 22, 2000